UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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SWS Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SWS GROUP, INC.

Notice of Annual Meeting

and Proxy Statement

October 6, 2004

Dear Stockholder:

This year’s annual stockholders’ meeting will be held in Reunion Ballrooms A and B at the Hyatt Regency Hotel, 300 Reunion Blvd., Dallas, Texas 75207, at noon, local time, on Wednesday, November 10, 2004. Lunch will be served.

The enclosed materials include the notice of annual meeting, the proxy statement describing the business to be transacted at the meeting and a proxy card for you to complete and return to us.

We will be reporting on the company’s activities, and you will have an opportunity to ask questions about our operations. We hope you are planning to attend the annual meeting personally, and we look forward to seeing you. However, it is important that your shares be represented at the annual meeting whether or not you are able to attend in person. Accordingly, please return the enclosed proxy card as soon as possible to ensure your shares are represented. If you do attend the annual meeting, you may, of course, withdraw your proxy if you want to vote in person.

On behalf of our Board of Directors and our management, we would like to thank you for your continued support and confidence.

Sincerely yours,

/s/ Don A. Buchholz Don A. Buchholz Chairman of the Board	/s/ Donald W. Hultgren Donald W. Hultgren Chief Executive Officer

Enclosure

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 10, 2004

We will hold this year’s annual stockholders’ meeting on Wednesday, November 10, 2004 at noon, local time, in Reunion Ballrooms A and B at the Hyatt Regency Hotel, 300 Reunion Blvd., Dallas, Texas 75207.

At the meeting, we will ask you to consider and vote on the following proposals:

1.	the election of eight directors to serve until the next annual meeting or until their successors are elected and qualified;

2.	the approval of the proposed SWS Group, Inc. 2005 Deferred Compensation Plan; and

3.	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

If you were a stockholder at the close of business on September 23, 2004, you are entitled to receive notice of, and vote at, the annual meeting and any adjournments thereof.

It is important that your shares be represented at the annual meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. If you attend the annual meeting, you may revoke your proxy and vote in person. To help us prepare properly for your attendance at the annual meeting, we ask that you indicate on your proxy card whether you plan to attend the meeting and luncheon.

By Order of the Board of Directors,

/s/ Allen R. Tubb Allen R. Tubb
Vice President, General Counsel and Secretary

Dallas, Texas

October 6, 2004

-i-

SWS GROUP, INC.

1201 Elm Street, Suite 3500

Dallas, Texas 75270

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2004

We are providing this proxy statement and the accompanying notice of annual meeting and proxy card to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our 2004 Annual Meeting of Stockholders to be held in Reunion Ballrooms A and B at the Hyatt Regency Hotel, 300 Reunion Blvd., Dallas, Texas 75207, on Wednesday, November 10, 2004 at noon, local time and at any adjournments or postponements thereof.

On or about October 6, 2004, we began mailing the proxy materials to everyone who was a stockholder of record on September 23, 2004. If you received more than one proxy statement, your shares are probably registered differently or are in more than one account. Please vote each proxy card that you received.

At the annual meeting, our stockholders will be asked to consider and vote on the following:

•	the election of eight directors to serve until the next annual meeting or until their successors are duly elected and qualified;

•	the approval of the proposed SWS Group, Inc. 2005 Deferred Compensation Plan (the “2005 Deferred Compensation Plan”); and

•	the transaction of such other business as may properly come before the meeting or any adjournment thereof.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Voting Securities

All stockholders of record at the close of business on September 23, 2004 are entitled to vote on matters presented at the annual meeting or any adjournment thereof. At the close of business on September 23, 2004, there were 17,262,970 shares of our common stock issued and outstanding and entitled to vote.

Election of Directors

Votes may be cast in favor of, or withheld from, a director nominee. Votes that are withheld from any director nominee will be counted in determining whether a quorum has been reached but will not affect the outcome of the vote.

Assuming a quorum is present, nominees must receive the affirmative vote of a plurality of the votes cast in order to be elected to our Board. A plurality means receiving more votes than any opposing candidate regardless of whether that is a majority of the votes cast.

In the election of directors, stockholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in this proxy statement.

The 2005 Deferred Compensation Plan and Other Matters

The approval of the 2005 Deferred Compensation Plan will be determined by the affirmative vote of a majority of our common stock represented at the annual meeting and entitled to vote, assuming a quorum is present. The same vote is generally required for action on any other matters that may properly come before the annual meeting.

Stockholder Voting

In addition to voting at the annual meeting, you may mark your selections on the enclosed proxy card, date and sign the card and return the card in the enclosed envelope. We encourage you to complete and submit the proxy card even if you plan to attend the annual meeting in person.

Please understand that voting by means of the proxy card has the effect of appointing Don A. Buchholz, our Chairman, and Donald W. Hultgren, our Chief Executive Officer, as your proxies. They are required to vote on the proposals described in this proxy statement exactly as you have instructed them to vote. However, if any other matter requiring a stockholder vote is properly raised at the meeting, then Messrs. Buchholz and Hultgren will be authorized to use their discretion to vote such issues on your behalf.

Abstentions

Any stockholder who is present at the annual meeting, either in person or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists. An abstention will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares entitled to vote at the annual meeting. An abstention will not be counted as an affirmative or negative vote in the election of directors.

Broker “Non-Votes”

If your shares are held in a brokerage account and you do not vote, your brokerage firm could:

•	vote your shares, if permitted by applicable rules; or

•	leave your shares unvoted.

Under applicable rules, brokers who hold shares in street name have the authority to vote on routine matters, such as the election of directors, as recommended by the Board, if they do not receive contrary voting instructions from the beneficial owners. However, brokers do not have the authority to vote on non-routine matters requiring approval of a majority of the shares present and entitled to vote, unless they have received voting instructions from the beneficial owners.

Such broker non-votes are considered present for purposes of determining the existence of a quorum, but will not be counted in determining the number of votes cast for a proposal. Therefore, broker non-votes will not impact the outcome of the vote on any proposal.

Revocability of Proxies

You may revoke your proxy at any time before the annual meeting for any reason. To revoke your proxy before the meeting, write to our Corporate Secretary at SWS Group, Inc., 1201 Elm Street, Suite 3500, Dallas, Texas 75270. You may also come to the annual meeting and change your vote in writing. Merely attending the annual meeting does not revoke your proxy.

Expenses

We will bear all expenses in connection with this solicitation, including the cost of preparing, printing and mailing proxy materials. Proxies may be solicited by directors, officers and other employees, by telephone or otherwise, without additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our common stock and will reimburse those brokerage firms, nominees, custodians and fiduciaries and our transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

OUR COMPANY

We are a full-service securities and banking firm delivering a broad range of investment, commercial banking and related financial services to our clients, which include individual, corporate and institutional investors, broker/dealers, governmental entities and financial intermediaries. We are a Delaware corporation and were incorporated in 1972. Our principal executive offices are located at 1201 Elm Street, Suite 3500, Dallas, Texas 75270. Our telephone number is (214) 859-1800 and our company website is www.swsgroupinc.com.

PROPOSAL ONE

ELECTION OF DIRECTORS

We will vote on the election of eight members of our Board of Directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote their proxies for the eight nominees named below. Each person will serve as a director until the next annual meeting or until a successor has been elected and qualified.

Each of the persons nominated for election to the Board is a current member of the Board and has agreed to stand for re-election. To our knowledge, each of the nominees intends to serve the entire term for which election is sought. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for a nominee designated by the present Board, with the assistance of the Nominating/Corporate Governance Committee, to fill the vacancy unless the Board reduces the number of directors to eliminate the vacancy. At this time, we do not anticipate that any nominee will be unable or unwilling to serve as a director.

Nominees For Director

Our Board of Directors has nominated the following persons for election to the Board:

Don A. Buchholz (age 75) 1

Mr. Buchholz is one of our founders. He has served as a director and as Chairman of the Board since August 1991; Chief Executive Officer from December 2001 until August 2002 and from 1984 until July 1994; President from 1984 until August 1991; and Chairman of the Board of Southwest Securities, Inc., our principal subsidiary (“Southwest Securities”), from August 1993 to May 1996. Mr. Buchholz has been associated with Southwest Securities in various executive capacities since its inception in 1972. Mr. Buchholz currently serves on the board of directors of U.S. Home Systems, Inc., a home remodeling and specialty home improvement company. He is a past director of the Securities Industry Association (“SIA”), a past Chairman of the Executive Committee of the South Central District of the SIA, a past member of the Boards of Governors of the New York Stock Exchange (the “NYSE”) and the National Association of Securities Dealers, and a past President and director of the Texas Stock and Bond Dealers Association.

Donald W. Hultgren (age 47) 1

Mr. Hultgren was elected director and Chief Executive Officer in August 2002. Prior to his election, he served as Executive Vice President from December 2001 to August 2002. From 1989 to 2000, Mr. Hultgren was employed by Raymond James & Associates, Inc. in various capacities including Managing Director in the Healthcare sector of Corporate Finance and Director of Research. He is a member of the Association of Investment Management and Research and a member of the Advisory Committee for the University of Texas MBA Investment Fund. He serves as a board member for the American Heart Association, Dallas, Texas Division, and is on the association’s Executive Committee. He also serves on the Strategic Advisory Board of the Dallas Society of Financial Analysts.

Brodie L. Cobb (age 43) 3

Mr. Cobb has served as a director since 1999. He is the founder and Managing Director of San Francisco-based Presidio Financial Partners, LLC, a specialty investment bank focusing on mergers and acquisitions, private financings and wealth management, where he has served from 1997 to present. Mr. Cobb’s previous experience includes serving as a Vice President at Montgomery Securities from 1995 to 1997 and as an Associate at Credit Suisse First Boston LLC from 1992 to 1995.

J. Jan Collmer (age 69) 2

Mr. Collmer has served as a director since 1994. He is the founder of High Voltage Power Systems, Inc. (formerly Collmer Semiconductor, Inc.), an importer, marketer and manufacturer of industrial electronic components and systems, where he has been President since 1979. Prior to founding Collmer Semiconductor, Inc., Mr. Collmer served in various engineering and executive positions with Varo, Inc., a defense electronics firm. He currently serves as President of the Frontiers of Flight museum and as trustee for the University of Dallas.

Ronald W. Haddock (age 63) 3, 4

Mr. Haddock has served as a director since March 2002. He served as President and Chief Executive Officer of FINA, Inc. from 1989 until his retirement in 2000. Mr. Haddock joined FINA in 1986 as Executive Vice President and Chief Operating Officer and was subsequently elected to its board of directors in 1987. Prior to joining FINA, Mr. Haddock was with Exxon Corporation for twenty-three years in various engineering and management positions, including Vice President and Director of Exxon’s operations in the Far East, Executive Assistant to the Chairman, Vice President of refining and General Manager of corporate planning. Mr. Haddock is a graduate of Purdue University. He was elected to the board of directors of Enron Corporation in July 2002 and currently serves on the board of directors of Elektro, Alon Energy USA, and Adea Solutions, Inc. and as Chairman of the Board of Prisma Energy International Services LLC, SepraDyne Corporation and Safety-Kleen Systems, Inc.

R. Jan LeCroy (age 73) 2

Mr. LeCroy has served as a director since 1997. He is the past President of the Dallas Citizens Council, a non-profit organization whose members are the chief executive officers of the 250 largest corporations in the Dallas metropolitan area and whose mission is to improve the quality of life and economic viability of the community. Mr. LeCroy has over 20 years experience in various leadership assignments in the community college field, including seven years as Chancellor of the Dallas County Community College District. In 1995, he was appointed by Texas Governor George Bush as one of six commissioners on the Education Commission of the States, which advocates education policy for kindergarten through graduate school for the nation. Mr. LeCroy currently serves on the board of directors of the Conseco Fund Group, a mutual fund company.

Frederick R. Meyer (age 76) 3, 4

Mr. Meyer has served as a director since 1991. Since 1985, Mr. Meyer has been Chairman of the Board of Aladdin Industries. He has also served as President and Chief Executive Officer of Aladdin Industries LLC since October 2000. He formerly held the position of President and Chief Executive Officer of Aladdin Industries LLC from 1987 to 1994 and again from 1995 to January 1999. Mr. Meyer was also President and Chief Operating Officer of Tyler Corporation, a diversified manufacturing corporation, from 1983 to 1986. He currently serves on the board of Palm Harbor Homes, Inc., a manufactured home builder, Westwood Holdings Group, Inc., an asset management company, and The Oaks Bank and Trust Company.

Jon L. Mosle, Jr. (age 75) 2, 4

Mr. Mosle has served as a director since 1991. Mr. Mosle was the Director of Private Capital Management for Ameritrust Texas Corporation from 1984 to 1992, when he retired. From 1954 to 1984, he was affiliated with Rotan Mosle, Inc., a regional NYSE member firm, which was acquired by PaineWebber Incorporated in 1983. Mr. Mosle’s experience at Rotan Mosle, Inc. included supervisory responsibility for the over-the-counter trading and municipal departments, as well as participation in corporate finance activities. He served as Branch Manager, Regional Manager, Vice Chairman of the Board and as a member of Rotan Mosle, Inc.’s Operating Committee. He currently serves on the board of Westwood Holdings Group, Inc.

[1]	Executive Committee
[2]	Audit Committee
[3]	Compensation Committee
[4]	Nominating/Corporate Governance Committee

Recommendation of the Board

The Board recommends that you vote “FOR” the election of each of the nominees listed above.

PROPOSAL TWO

APPROVAL OF THE 2005 DEFERRED COMPENSATION PLAN

Background and Purpose of the 2005 Deferred Compensation Plan

On July 1, 1999 we adopted a deferred compensation plan to provide our executive officers or other highly compensated employees the ability to defer payment of bonus compensation and commissions (the “1999 Deferred Compensation Plan”). Our stockholders approved the 1999 Deferred Compensation Plan, as amended, at our last annual meeting on November 12, 2003.

On September 28, 2004, the Board of Directors approved the 2005 Deferred Compensation Plan. The 2005 Deferred Compensation Plan, a copy of which is attached to this proxy statement as Appendix A, is intended to replace the 1999 Deferred Compensation Plan.

The United States House of Representatives and the United States Senate have approved similar bills regarding nonqualified deferred compensation plans. The 2005 Deferred Compensation Plan is designed to comply with the anticipated legislation and still provide our executive officers or other highly compensated employees the ability to defer payment of base salary, bonuses and commissions.

If the stockholders approve the 2005 Deferred Compensation Plan, it will become effective on January 1, 2005 and no future deferrals may be made pursuant to the 1999 Deferred Compensation Plan after that time; however, any amounts previously deferred will be paid in accordance with the terms of the 1999 Deferred Compensation Plan. If the 2005 Deferred Compensation Plan is not approved, the 1999 Deferred Compensation Plan will continue so long as may be permitted by law or until the earlier termination of the 1999 Deferred Compensation Plan.

Description of the 2005 Deferred Compensation Plan

The following description of the 2005 Deferred Compensation Plan is qualified in its entirety by reference to the copy of the 2005 Deferred Compensation Plan set forth in Appendix A to this proxy statement.

Administration. The 2005 Deferred Compensation Plan will be administered by the Board of Directors, the Executive Committee or such other committee as the Board appoints (the “Committee”).

Eligibility. Any employee who is designated by the Committee, in its sole discretion, as belonging to a “select group of management or highly compensated employees,” as such phrase is defined under ERISA and who meets such other criteria as determined by the Committee will be eligible to participate in the 2005 Deferred Compensation Plan. As of the date of this proxy statement, approximately 120 employees, including executive officers, will be eligible to participate.

Shares Subject to the 2005 Deferred Compensation Plan. The 2005 Deferred Compensation Plan authorizes the issuance of up to 250,000 shares of our common stock.

Deferral and Matching Contributions. A participant’s deferral of his or her base salary, any bonus and/or any commission must total at least $5,000 and a participant may elect to defer up to 50% of his or her base salary, any bonus and/or any commission payable to such participant. For each participant, we may, but are not required to, contribute, as a matching contribution, any amount we desire. If we elect to make a matching contribution on behalf of a participant, we will inform the participant of the amount he or she will receive as a matching contribution. The matching contribution amount may be different for each participant. In addition, we may make additional contributions to selected participants as the Committee deems appropriate or as is required by any payment or other agreement we may have with a participant.

Hypothetical Investments. A participant may request that all or a portion of any amounts the participant defers pursuant to the 2005 Deferred Compensation Plan and any discretionary contributions we may make be invested in measurement funds selected by the Committee which are based on certain mutual funds. All matching contributions and any participant deferrals which the participant elects will be invested in the SWS Group, Inc. Stock Unit Fund, as described in the 2005 Deferred Compensation Plan, which is based on shares of our common stock. As of September 27, 2004, the fair market value of our common stock, calculated by averaging the highest and lowest sale prices per share on such date as reported by the NYSE, was $15.85.

Vesting. Matching contributions and discretionary contributions vest over four years. A new vesting schedule will apply to each new matching contribution and discretionary contribution credited to a participant’s account. Vesting is accelerated upon the death, disability or retirement (following 10 years of service) of the participant. Amounts deferred at the election of the participant are 100% vested at all times.

Payment of Deferred Amounts. Payment of vested deferred amounts for most employees commences within 60 days of the earliest to occur of

•	termination of employment prior to retirement;

•	retirement (upon attaining the age of 65, or 55 with 10 years of service);

•	death; or

•	disability.

In the case of key employees, as defined in Section 416(i) of the Internal Revenue Code of 1986, as amended (the “Code”), payment upon retirement or termination commences within 60 days of the last day of the six-month period immediately following the date on which the participant retires or is terminated. All distributions are to be made in a lump sum, except in the case of retirement benefits, in which case participants may elect whether to receive payment in a lump sum or pursuant to an annual installment method over 10 years. The portion of a participant’s account invested in measurement funds is paid in cash and the portion invested in the SWS Group, Inc. Stock Unit Fund is distributed in shares of our common stock. If a participant experiences an unforeseeable financial emergency which the participant cannot satisfy through other sources, the participant may request that his or her deferral of base salary, bonus and commission be suspended. If the suspension of his or her deferral is not sufficient to satisfy the unforeseeable financial emergency, the participant may request a partial or full pay out of his or her account in order to satisfy the unforeseeable financial emergency. The amount of any such distribution to a participant will be limited to the lesser of the participant’s vested account or the amount necessary to satisfy the unforeseeable financial emergency plus the amount necessary to pay any taxes to which the participant would be subject as a result of the distribution. Participants may also elect to schedule a distribution in the form of a lump sum payment with respect to all or a portion of the annual deferred amount at least four years after the end of the plan year to which the election applies. In addition, a participant may make a one time election to postpone a scheduled distribution or an installment distribution in connection with retirement provided the election to postpone the distribution is made 12 months prior to the scheduled distribution date, the new scheduled distribution date is at least five years after the previous scheduled date and the election is not effective until 12 months after it is made.

Duration. The 2005 Deferred Compensation Plan will terminate 10 years from the effective date unless otherwise amended or terminated. No deferral elections may be made after the date of termination. Amounts which are then payable or become payable will be paid as scheduled under the provisions of the 2005 Deferred Compensation Plan.

Merger, Consolidation or Acquisition. In the event of a merger, consolidation or acquisition, or other reorganization in which we are not the surviving corporation, participants will, pursuant to their irrevocable election, receive either a lump sum payment equal to the participant’s account balance, or have his or her balance remain in the 2005 Deferred Compensation Plan and subject to its terms and conditions. Such election must be made in connection with the participant’s commencement of participation in the 2005 Deferred Compensation Plan. In the case of a distribution as a result of a merger, consolidation, or acquisition or other reorganization in which we are not the surviving corporation, no distribution otherwise payable under the 2005 Deferred Compensation Plan will be paid to a participant who is subject to the requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the one year period following the merger, consolidation, acquisition, or other reorganization except as a result of the participant’s death or disability.

Amendment and Termination. We may amend, modify or terminate the 2005 Deferred Compensation Plan at any time and in any manner, subject to stockholder approval if required under applicable rules and regulations.

Benefits. The amount of benefits payable in the future under the 2005 Deferred Compensation Plan is not determinable because such benefits depend upon the amount of compensation each participant elects to defer and the amount of our matching and/or discretionary contributions.

Federal Income Tax Consequences of the 2005 Deferred Compensation Plan

The following is a brief and general discussion of the federal income tax rules applicable to the 2005 Deferred Compensation Plan and does not discuss state, local or foreign tax consequences. This discussion is based on the Code, applicable Treasury Regulations promulgated thereunder and rulings and decisions now in effect, all of which are subject to change retroactively and prospectively. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the 2005 Deferred Compensation Plan. Tax consequences are subject to change and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable. Accordingly, participants have been advised to consult their own tax advisors with respect to the tax consequences of participating in the 2005 Deferred Compensation Plan.

Deferrals. Participant deferrals to the 2005 Deferred Compensation Plan are generally not subject to federal income taxes at the time of deferral. However, such deferred compensation will be includible in the participant’s wages and both the company and the participant must pay FICA and other applicable employment taxes on such amounts at the time of the deferral.

Matching and Discretionary Contributions. Matching contributions and discretionary contributions we make are also generally not subject to federal income taxes at the time they are credited to a participant’s account. However, when the participant vests in the right to receive any portion of the matching contributions and/or discretionary contributions we make, the vested amount will be includible in the participant’s wages and the company and the participant must pay FICA and other applicable employment taxes. The amount includible in the participant’s wages will be based on the fair market value of the matching contributions and/or discretionary contributions on the applicable vesting date.

Payment of Deferred Amounts. In the year in which the participant’s account (consisting of deferrals, matching contributions, discretionary contributions and any related earnings) is distributed, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the value of any cash distributed plus the fair market value of any shares of our common stock distributed. We generally will be entitled to a corresponding tax deduction for the amount of ordinary income recognized by the participant for federal income tax purposes. A participant’s subsequent disposition of shares of our common stock received pursuant to the 2005 Deferred Compensation Plan will result in a long term or short term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares, which is equal to the amount of income the participant recognized on the shares at the time of distribution, and based on the length of time the participant held the shares prior to their disposition.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. We do not intend for distributions from the 2005 Deferred Compensation Plan to meet the requirements of Section 162(m) of the Code.

Recommendation of the Board

The Board recommends that you vote “For” approval of the 2005 Deferred Compensation Plan.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our executive officers have an interest in the proposal to approve the 2005 Deferred Compensation Plan because such officers may receive enhanced retirement benefits through matching and discretionary contributions from the company under the 2005 Deferred Compensation Plan. The approval of the 2005 Deferred Compensation Plan is being presented as Proposal Two in this proxy statement.

We have not engaged in any transactions with our directors or executive officers except as follows: on November 7, 2003, FSB Financial, Ltd., an indirect subsidiary of the company, borrowed $5 million, in the form of an unsecured note, from CN 2003 Partners, a partnership. William D. Felder, our President and the President and Chief Executive Officer of Southwest Securities, has an interest in an entity that is one of the partners in CN 2003 Partners. The note matures on May 7, 2005. Interest is paid on a monthly basis at a floating rate of prime plus 2%. The applicable annual interest rate will not be more than 18%. Please refer to the section of this proxy statement titled “Corporate Governance – Director Independence and Related Matters” for information regarding certain relationships between our directors and the company.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our common stock as of September 1, 2004 by each person who is known to us to own beneficially more than 5% of our common stock, each of our directors and named executive officers, and all directors and executive officers as a group.

	Shares Beneficially Owned [1,2]
Name	Number	Percent
Don A. Buchholz [3] 1201 Elm Street, Suite 3500, Dallas, TX 75270	666,701	3.9%
Buchholz Family Holdings, Ltd. [4] 1201 Elm Street, Suite 3500, Dallas, TX 75270	550,000	3.2%
Advisory Research, Inc. [5] 180 N. Stetson St., Suite 5780, Chicago, IL 60601	1,642,160	9.6%
Brodie L. Cobb [6] 3530 Washington Street, San Francisco, CA 94118	719,739	4.2%
Cobb Partners [7] 1201 Elm Street, Suite 3500, Dallas, TX 75270	708,389	4.1%
Third Avenue Management LLC [8] 622 Third Avenue, New York, NY 10017-2023	649,774	3.8%
William D. Felder [9]	142,852	*
Frederick R. Meyer [10]	95,728	*
Richard H. Litton [11]	75,416	*
Kenneth R. Hanks [12]	58,765	*
Richard J. Driscoll [13]	48,698	*
J. Jan Collmer [10]	32,988	*
Donald W. Hultgren [14]	31,597	*
Jon L. Mosle, Jr. [10]	31,531	*
R. Jan LeCroy [10]	13,381	*
Ronald W. Haddock [15]	6,897	*
All directors and executive officers as a group (17 persons) [16]	2,048,058	11.7%

*	Denotes less than 1% ownership.

[1]	The rules of the SEC provide that, for purposes of this proxy statement, a person is considered the “beneficial owner” of shares with respect to which the person, directly or indirectly, has or shares voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.
[2]	Based on 17,170,423 shares outstanding on September 1, 2004. Shares of common stock subject to stock options that are exercisable within 60 days of September 1, 2004 are deemed beneficially owned by the person holding such options for purposes of calculating the percentage of ownership of such person, but are not treated as outstanding for purposes of computing the percentage ownership of any other person.
[3]	Includes 550,000 shares owned by Buchholz Family Holdings, Ltd. Excludes 64,409 shares held by Buchholz Investments, which is a general partnership, the partners of which are Don A. Buchholz, his wife, adult son and adult daughter. Pursuant to the terms of the partnership agreement governing Buchholz Investments, Don A. Buchholz’s adult son has voting power and investment power with regard to the shares owned by the partnership. The partnership agreement also provides that any partner may withdraw from the partnership upon 30 days’ notice and, unless the partnership is liquidated, that partner will receive the value of his or her capital account. Don A. Buchholz and his wife own one-third of Buchholz Investments.
[4]	Buchholz Family Holdings, Ltd., is a limited partnership, the partners of which are Don A. Buchholz and his wife, his adult son and adult daughter and the Buchholz family trusts. Pursuant to the terms of the partnership agreement governing Buchholz Family Holdings, Ltd., Buchholz Family Management Company, LLC is general partner and owns 1% of Buchholz Family Holdings, Ltd. Don A. Buchholz and his wife own 100% of Buchholz Family Management Company, LLC and have sole voting and investment power. The partnership agreement further provides that any partner may withdraw from the partnership only upon unanimous agreement of all the partners. Excludes shares directly held by individual partners.
[5]	Based solely on a review of the Schedule 13G filed by Advisory Research, Inc. with the SEC on February 13, 2004.
[6]	Includes 708,389 shares held by Cobb Partners. Also includes 10,136 shares of common stock issuable upon exercise of stock options.
[7]	Cobb Partners is a limited partnership, the partners of which are Bonnie Cobb and her children, including Brodie L. Cobb. Brodie L. Cobb is the managing partner of the partnership and has sole voting and investment power with regard to the shares owned by the partnership.
[8]	Based solely on a review of the Schedule 13G/A filed by Third Avenue Management LLC with the SEC on January 9, 2004.
[9]	Includes 40,322 shares of common stock issuable upon exercise of stock options. Excludes 86,000 shares of common stock as to which William D. Felder shares voting and investment power as a co-trustee and as to which Mr. Felder disclaims beneficial ownership.
[10]	Includes 10,136 shares of common stock issuable upon exercise of stock options.
[11]	Includes 32,460 shares of common stock issuable upon exercise of stock options.
[12]	Includes 39,540 shares of common stock issuable upon exercise of stock options.
[13]	Includes 12,583 shares of common stock issuable upon exercise of stock options.
[14]	Includes 15,042 shares of common stock issuable upon exercise of stock options.
[15]	Includes 4,458 shares of common stock issuable upon exercise of stock options.

[16]	Includes the information in the notes above. In addition, includes 17,434 shares of common stock owned by other executive officers not listed in the above table because such executive officers are not “named” executive officers and 106,331 shares of common stock issuable upon exercise of stock options held by such executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and regulations of the SEC require our executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and reports covering any changes in ownership with the SEC and the NYSE. Executive officers, directors and persons owning more than 10% of our common stock are required by SEC regulations to furnish us with all such reports they file.

Based solely on our review of the copies of such reports that we have received and written representations that no other reports were required for such persons, we believe that all filing requirements applicable to our executive officers, directors and persons owning more than 10% of our common stock were complied with, except as follows: Daniel R. Leland, a former executive officer of the company, reported acquisitions of phantom stock units under the 1999 Deferred Compensation Plan that occurred on August 31, 2000 and August 31, 2001 on a Form 4 filed with the SEC on May 6, 2004.

EXECUTIVE COMPENSATION

Annual and Long-Term Compensation

The following table sets forth information concerning compensation paid to our named executive officers during each of the last three fiscal years:

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Fiscal Year ended the last Friday of June	Salary ($)	Bonus ($)	Restricted Stock Awards ($)1	Securities Underlying Options (#)2	All Other Compensation ($)[2,3]
Donald W. Hultgren	2004	$450,000	—	$44,924	—	$21,000
Chief Executive Officer	2003	$443,400	—	—	25,000	$23,000
	2002	$200,000	$195,000	—	—	$19,850

William D. Felder	2004	$360,000	$309,600	$24,969	—	$20,800
President; President and Chief	2003	$390,000	—	—	14,000	$20,000
Executive Officer of Southwest Securities	2002	$281,300	—	—	8,605	$19,850

Kenneth R. Hanks	2004	$360,000	$36,000	$24,969	—	$19,300
Executive Vice President, Chief	2003	$390,000	—	—	16,000	$17,900
Financial Officer and Treasurer	2002	$400,000	—	—	7,375	$19,850

Richard J. Driscoll	2004	$225,000	$175,100	$12,485	—	$24,800
Executive Vice President	2003	$150,800	$219,500	—	10,000	$18,900
	2002	$147,800	$157,100	—	6,146	$24,700

Richard Litton [4]	2004	$206,300	$208,300	—	—	$20,900
Executive Vice President	2003	$200,000	$437,400	—	8,000	$18,800
	2002	$200,000	$231,234	—	4,917	$19,850

[1]	On November 12, 2003, Messrs. Hultgren, Felder, Hanks and Driscoll were granted restricted stock awards of 2,213 shares, 1,230 shares, 1,230 shares and 615 shares, respectively. These shares vest in 33% annual increments, commencing November 12, 2004. The amounts shown represent the dollar value of our common stock on the date of grant of the restricted stock awards, based on the closing price ($20.30) of our common stock on November 12, 2003, although, when granted, such awards were valued based on the opening price of our common stock ($20.33) on November 12, 2003. As of June 25, 2004, the aggregate number of shares of restricted stock held by our named executive officers, and the dollar value of such shares based on the closing price of our common stock ($15.85) on June 25, 2004, was as follows: Mr. Hultgren – 2,213 shares ($35,076); Mr. Felder – 1,230 shares ($19,496); Mr. Hanks – 1,230 shares ($19,496) and Mr. Driscoll—615 shares ($9,748). Dividends, if any, are paid to Messrs. Hultgren, Felder, Hanks and Driscoll during the restricted period on all restricted shares held by them.

[2]	Adjusted for the spin-off of Westwood Holdings Group, Inc. on June 28, 2002.
[3]	For fiscal 2004, represents matching contributions under our Profit Sharing/401(k) Plan of approximately $8,000, $7,800, $7,800, $9,600 and $8,250 for each of Messrs. Hultgren, Felder, Hanks, Driscoll and Litton, respectively.
[4]	In fiscal 2002 and 2003, Mr. Litton’s bonus was derived as a percentage of revenue he directed to us in those fiscal years.

Stock Options

The following table sets forth information concerning options exercised during fiscal 2004 by each of our named executive officers. The table also includes information regarding unexercised options held by such persons as of June 25, 2004, the last day of the 2004 fiscal year.

Aggregated Option Exercises in the Last Fiscal Year

and Fiscal Year End Option Values

	Option Exercises During Fiscal 2004		Number of Securities Underlying Unexercised Options at June 25, 2004 (#)		Value of Unexercised In-the-Money Options at June 25, 2004 [1] ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Donald W. Hultgren	—	$—	8,454	19,385	$83,875	$251,625
William D. Felder	—	$—	32,980	16,494	$289,148	$207,381
Kenneth R. Hanks	—	$—	32,005	17,379	$274,532	$218,010
Richard J. Driscoll	—	$—	8,547	11,317	$81,020	$148,120
Richard H. Litton	—	$—	27,878	9,812	$240,533	$118,505

[1]	Based on market price of $15.85, which was the closing price of our common stock on June 25, 2004.

Compensation of Non-Employee Directors

Members of the Board who are non-employee directors, other than the Chairman of the Board, receive an annual retainer of $17,000 paid on a quarterly basis, $1,000 for attendance at each regular quarterly Board meeting and $500 for attendance at each special Board meeting and committee meeting. Committee chairmen receive $750 per committee meeting. The Chairman of the Board receives an annual retainer of $145,000 paid on a biweekly basis and, in fiscal 2004, he received other compensation aggregating approximately $15,000, which included the use of a car and club membership dues. We also reimburse directors for expenses relating to attendance at meetings.

On November 12, 2003, we awarded each of Messrs. Cobb, Collmer, Haddock, LeCroy, Meyer and Mosle 492 shares of restricted stock under the SWS Group, Inc. 2003 Restricted Stock Plan (the “Restricted Stock Plan”). The restricted shares vest over a three-year period.

EQUITY COMPENSATION PLAN INFORMATION

Stock Option Plans

We have two stock option plans, the SWS Group, Inc. Stock Option Plan (the “1996 Plan”), and the SWS Group, Inc. 1997 Stock Option Plan (the “1997 Plan”). The 1996 Plan reserves shares of our common stock for issuance to our eligible employees, as well as to non-employee members of the Board of Directors. The 1997 Plan reserves shares of our common stock for eligible employees or potential employees. Officers and directors are not eligible to receive options under the 1997 Plan. Options granted under the 1996 and 1997 Plans have a maximum ten-year term. Generally, options granted under the 1996 Plan have a four-year vesting schedule and options granted under the 1997 Plan have a five-year vesting schedule. However, options granted to non-employee directors under the 1996 Plan are fully vested six months after the date of grant and have a five-year term. The 1996 Plan was approved by our stockholders, while the 1997 Plan was not approved by the stockholders, as it was not required.

1999 Deferred Compensation Plan

In July 1999, we implemented the 1999 Deferred Compensation Plan for eligible officers and employees to defer a portion of their bonus compensation and commissions. Our stockholders approved the amended and restated 1999 Deferred Compensation Plan at the November 12, 2003 annual meeting. Contributions to the plan consist of employee pre-tax contributions and our matching contributions up to a specified limit. Participants can invest in our common stock or a variety of mutual funds. On August 21, 2003 the Board amended the 1999 Deferred Compensation Plan to limit the number of shares that may be issued under the 1999 Deferred Compensation Plan to 200,000 shares and provide for a June 30, 2009 termination date. The trustee of the 1999 Deferred Compensation Plan is Westwood Trust. At June 25, 2004, the number of shares available for future issuance under the plan was 113,742. If Proposal Two regarding the 2005 Deferred Compensation Plan is approved by the stockholders, no further shares will be issued under the 1999 Deferred Compensation Plan as of the effective date of the 2005 Deferred Compensation Plan.

Restricted Stock Plan

In November 2003, our stockholders approved the adoption of the Restricted Stock Plan. The Restricted Stock Plan allows for awards of up to 500,000 shares of our common stock to our directors, officers and employees. No more than 200,000 of the authorized shares may be newly issued shares of common stock. The Restricted Stock Plan terminates on August 21, 2013. The vesting period is determined on an individualized basis by the Compensation Committee of the Board of Directors. In general, restricted stock granted under the Restricted Stock Plan is fully vested after three years. At June 25, 2004, the total number of shares outstanding under the Restricted Stock Plan was 43,437 and the total number of securities available for future grants was 456,563.

The following table sets forth certain information concerning all equity compensation plans approved by our stockholders and all equity compensation plans not approved by our stockholders as of June 25, 2004.

Equity Compensation Plan Table

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by stockholders	1,605,536[1]	$18.37[2]	3,069,744[3]
Equity compensation plans not approved by stockholders	88,219[4]	$17.48	155,232[4]

	1,693,755	$18.32	3,224,976

[1]	Amount represents 1,519,278 shares issuable upon the exercise of options granted under the 1996 Plan and 86,258 stock units credited to participants’ accounts under the 1999 Deferred Compensation Plan (see descriptions above). The stock units credited to the participants’ accounts under the 1999 Deferred Compensation Plan are not included in the weighted average exercise price calculation.

[2]	Calculation of weighted-average exercise price does not include stock units credited to participants’ accounts under the 1999 Deferred Compensation Plan.
[3]	Amount represents 2,499,439 shares issuable upon the exercise of options available for future issuance under the 1996 Plan, 113,742 shares available for future issuance under the 1999 Deferred Compensation Plan and 456,563 shares available for future issuance under the Restricted Stock Plan. If Proposal Two regarding the 2005 Deferred Compensation Plan is approved by the stockholders, no further shares will be issued under the 1999 Deferred Compensation Plan as of the effective date of the 2005 Deferred Compensation Plan.
[4]	Amounts represent share information with respect to the 1997 Plan.

CORPORATE GOVERNANCE

General

The Board has long been committed to sound and effective corporate governance practices. We manage our business under the direction of our Board of Directors. The Board meets at least quarterly during the year to review significant developments and to act on matters requiring Board approval. The Board held four regularly scheduled meetings and two special meetings during fiscal 2004. Each director attended at least four Board meetings in fiscal 2004.

The Board has a longstanding practice of separating the offices of Chairman and Chief Executive Officer to ensure the Chairman is fully independent of management, although the offices were again united during a brief period in 2002 while we reorganized our executive structure. We also formed a Nominating/Corporate Governance Committee in fiscal 2002 to consider and recommend candidates for Board vacancies, actively recruit qualified candidates, review and make recommendations regarding committee assignments and committee structure, and assist the Board in developing and implementing corporate governance practices and policies.

In fiscal 2003, the Board adopted a comprehensive set of Corporate Governance Guidelines which address a number of important governance issues, including director independence, as well as matters such as criteria for Board membership, expectations regarding attendance and participation at meetings, committee responsibilities, management succession planning, and annual Board self-evaluation. We have published these guidelines on the Corporate Governance page of our website, which can be accessed at www.swsgroupinc.com.

Although we have had informal procedures in place for a long time, in fiscal 2003, the Board adopted a formal set of disclosure controls and procedures and established a disclosure committee of executive management and other key employees. The disclosure controls and procedures create a framework by which we can be assured that all information required to be disclosed in our public filings with the SEC is disclosed in a timely and accurate manner.

Director Independence and Related Matters

The Board is comprised of a majority of directors who qualify as “independent,” as defined in the NYSE’s listing standards. In determining independence, the Board affirmatively determines on an annual basis whether any director has a “material relationship” with the company that would impair the director’s independence from management. When assessing the “materiality” of a director’s relationship with the company, the Board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation. In connection with this year’s assessment of director independence, the Board discussed and considered the following relationships:

•	On September 24, 2003, R. Jan LeCroy received a home equity loan in the principal amount of $100,000 from Southwest Securities Bank (the “Bank”), an indirect wholly owned subsidiary of the company. The loan bears interest at the rate of 6.25% and matures on October 1, 2018. Because the loan (i) was made in the ordinary course of business, (ii) was made on terms that are no more favorable than those offered by the Bank to the general public for such extensions of credit, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features, the Board has determined that Mr. LeCroy’s relationship with the Bank is not material, and therefore, does not impair his independence.

•	On July 3, 2003, an individual received a loan in the principal amount of $90,733 from the Bank, with which the individual purchased an equity interest in Presidio Financial Partners, LLC. Brodie L. Cobb is the founder and Managing Director of Presidio Financial Partners, LLC. The loan, which bears interest at the rate of 5.50% and matures on February 28, 2005, was guaranteed by Presidio Financial Partners, LLC. Because the loan (i) was made in the ordinary course of business, (ii) was made on terms that are no more favorable than those offered by the Bank to the general public for such extensions of credit, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features, the Board has determined that Presidio Financial Partners, LLC’s relationship with the Bank is not material, and therefore, does not impair Mr. Cobb’s independence.

The Board has affirmatively determined that the following members of the Board of Directors are “independent,” as defined in the NYSE’s listing standards: Brodie L. Cobb, J. Jan Collmer, Ron W. Haddock, R. Jan LeCroy, Frederick R. Meyer and Jon L. Mosle, Jr.

The non-management directors of the Board meet in executive session during each of the Board’s regularly scheduled meetings without any management directors and any other members of management who may otherwise be present at the Board meeting. One director presides at our regularly scheduled executive sessions of our non-management directors. Our non-management directors rotate the presiding position among the chairs of our Compensation, Audit and Nominating/Corporate Governance Committees.

Committees of the Board of Directors

Management has closely reviewed internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002, the related rules of the SEC and the new listing standards of the NYSE regarding corporate governance policies and procedures. One result of this process has been that the Board has re-examined the formal charter setting forth the powers and responsibilities of the Audit Committee, and, in fiscal 2003, revised the charter to comply with the new rules. Further, in compliance with the new rules, the Board has also implemented formal charters setting forth the powers and responsibilities of each of the Compensation and Nominating/Corporate Governance Committees. All three charters may be accessed on the Corporate Governance page of our website at www.swsgroupinc.com.

Executive Committee. The Executive Committee has the authority, between meetings of the Board, to take all actions with respect to the management of our business that require action by the Board, except with respect to certain specified matters that by law must be approved by the entire Board. The Executive Committee, comprised of Messrs. Buchholz and Hultgren, did not meet in fiscal 2004.

Compensation Committee. The Compensation Committee is comprised of three non-employee directors, each of whom is “independent,” as independence is defined for compensation committee members in the NYSE’s listing standards. The Compensation Committee determines the salaries of our executive officers, assists in determining the salaries of other personnel, oversees the grant of awards under our stock option and other equity incentive plans and performs other similar functions. The Compensation Committee held one meeting during fiscal 2004 and is comprised of Messrs. Meyer (chairman), Cobb and Haddock. All committee members were present at the committee meeting.

Audit Committee. The Audit Committee is comprised of three non-employee directors, each of whom is “independent,” as independence is defined for audit committee members in the NYSE’s listing standards. The Audit Committee assists the Board in monitoring the integrity of our financial statements, our independent auditor’s qualifications and independence, the performance of our internal audit function and independent auditors, and our compliance with legal and regulatory requirements. The Audit Committee held eight meetings during fiscal 2004 and is comprised of Messrs. Mosle (chairman), Collmer and LeCroy. Each committee member attended at least seven committee meetings during fiscal 2004. Our Board of Directors has determined that Jon L. Mosle, Jr. is an “audit committee financial expert,” as defined by the SEC.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of three non-employee directors, each of whom is “independent,” as independence is defined for nominating/corporate governance committee members in the NYSE’s listing standards. The Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, recommending to the Board qualified director nominees to be proposed for election at the annual meeting of stockholders, recommending to the Board directors to be appointed to the various committees of the Board, and developing and recommending to the Board effective corporate governance practices and policies. The Nominating/Corporate Governance Committee held four meetings during fiscal 2004 and is comprised of Messrs. Haddock (chairman), Mosle and Meyer. All committee members were present at each committee meeting.

The Nominating/Corporate Governance Committee reviews the composition of the Board and whether the addition of directors with particular experiences, skills, or characteristics would make the Board more effective. When a need arises to fill a vacancy, or it is determined that a director possessing particular experiences, skills, or characteristics would make the Board more effective, the Nominating/Corporate Governance Committee initiates a search. As a part of the search process, the committee may consult with other directors and members of management, and may hire a search firm to assist in identifying and evaluating potential candidates. The Nominating/Corporate Governance Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. When considering a candidate, the Nominating/Corporate Governance Committee reviews the candidate’s experiences, skills, and characteristics. Specifically, candidates should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated.

The Nominating/Corporate Governance Committee considers nominees recommended by our stockholders. Stockholders wishing to submit such a recommendation should send the nominee’s name and all relevant information regarding the nominee to the Nominating/Corporate Governance Committee, c/o SWS Group, Inc., Attn: General Counsel, 1201 Elm Street, Suite 3500, Dallas, Texas 75270.

Board Attendance at Annual Meetings

Although we do not have a formal policy that requires Board members to attend the annual meeting of stockholders, all of our directors attended last year’s annual meeting.

Communications with the Board

Stockholders and interested parties may communicate directly with the Board of Directors, including non-management members of the Board of Directors. All communications to the Board should be directed to our Corporate Secretary and should prominently indicate on the outside of the envelope that the communication is intended for a specific member of the Board of Directors or the non-management members of the Board as a group. Each communication intended for the Board and received by the Corporate Secretary will be promptly forwarded to the specified party following its clearance through normal security procedures. The communications will be opened for the purpose of ensuring that matters are handled timely and expeditiously. The address for communications with the Board of Directors is as follows: Corporate Secretary, SWS Group, Inc., P.O. Box 130656, Dallas, Texas 75313-0656.

Code of Business Conduct and Ethics

We have adopted a corporate Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors and employees. The Code of Ethics is intended to promote:

•	honest and ethical conduct;

•	avoidance of conflicts of interest;

•	full, fair, accurate, timely, and understandable disclosure in the reports and documents that we file with, or submit to, the SEC, and in all other public communications made by us;

•	compliance with all governmental laws, rules, and regulations;

•	prompt internal reporting of violations of the Code of Ethics; and

•	accountability for adherence to the Code of Ethics.

The Code of Ethics is a product of our commitment to honesty. You may access the Code of Ethics on the Corporate Governance page of our website at www.swsgroupinc.com. In addition, a copy of the Code of Ethics may be obtained free of charge, upon written request to our Corporate Secretary at SWS Group, Inc., 1201 Elm Street, Suite 3500, Dallas, Texas 75270. Any amendments to the Code of Ethics and any waivers that are required to be disclosed by the rules of the SEC and the NYSE, will be posted on our corporate website.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board determines our executive compensation. The Compensation Committee is comprised of three non-employee directors, each of whom is “independent,” as independence is defined for compensation committee members in the NYSE’s listing standards. Frederick R. Meyer serves as Chairman of the Compensation Committee. The Compensation Committee establishes our general compensation philosophy as well as our specific compensation program on behalf of the Board and determines the compensation of our Chief Executive Officer and other executive officers. Decisions by the Compensation Committee are reviewed and approved by the Board.

The following report is submitted by Messrs. Cobb, Haddock and Meyer in their capacity as members of the Compensation Committee and addresses our compensation policies for fiscal 2004 in general and as they affected executive officers, including our named executive officers. Our officers are collectively referred to in this report as “executive officers.”

Compensation Philosophy

Our general compensation philosophy, as well as our specific compensation program, is intended to support and reinforce growth in stockholder value. Our executive officer compensation program is designed to reward the individuals based on consideration of a combination of company, business unit and individual results. Specifically, the Compensation Committee seeks to achieve the following objectives:

•	to attract, motivate and retain highly qualified executive officers through a competitive total compensation program;

•	to encourage executive officers to purchase and hold significant amounts of our stock; and

•	to ensure that a substantial portion of executive officer compensation is tied to the achievement of financial and strategic objectives and to the financial results of individual business units.

Salaries. The first component of our executive officer compensation program is cash compensation in the form of base salaries. Base salaries are set to be competitive within the securities industry and our geographic location. The base salary amounts are reviewed annually and are adjusted in light of the individual executive’s performance and economic conditions.

Bonuses. The second component of our executive officer compensation program consists of cash bonuses based on our fiscal year operating results and the individual executive officer’s contribution for the year. Our incentive compensation program provides for a bonus pool, determined annually, based on our return on equity. Allocation of the bonus pool to individual executive officers is determined using objective measures of business unit performance as well as subjective measures of the executive officer’s contribution to our financial and strategic objectives. If awarded, bonuses are paid early in the following fiscal year. The Compensation Committee believes that basing a portion of an executive officer’s compensation on performance motivates the executive to perform at the highest possible level.

•	1999 Deferred Compensation Plan. Working in tandem with our annual bonus program is our deferred compensation plan, which was adopted by the Board in July 1999 (the “1999 Deferred Compensation Plan”). This plan was created in order to increase retention of executive officers and senior management as well as to increase stock ownership among participants in the plan. Under its terms, the plan allows participants to defer a certain portion of each bonus and to invest such amounts in various investment alternatives, including our common stock. We match a percentage of the deferrals made by certain participants through matching contributions that vest ratably over four years. If Proposal Two regarding approval of the new SWS Group, Inc. 2005 Deferred Compensation Plan (the “2005 Deferred Compensation Plan”) included in the proxy statement is approved by the stockholders, the 2005 Deferred Compensation Plan will replace the 1999 Deferred Compensation Plan and is intended to accomplish the same objectives. The Compensation Committee believes that programs such as the 1999 Deferred Compensation Plan and the 2005 Deferred Compensation Plan will further align the executive officers’ long-term financial and strategic interests with those of our stockholders.

Long-Term Incentive Compensation. The third component of our executive officer compensation program is long-term incentive compensation. Long-term incentive compensation is comprised of the following components:

•	Profit Sharing/401(k) Plan. We have a defined contribution Profit Sharing/401(k) Plan to provide certain retirement benefits. This plan covers substantially all of our employees. Amounts contributed to employees are based on gross compensation, subject to IRS limitations. The profit sharing contributions are dependent on our profits, and vest over six years. We also provide 401(k) matching contributions of up to 4% of eligible compensation, which vest immediately.

•	Restricted Stock Plan. In November 2003, our stockholders approved the adoption of the SWS Group, Inc. 2003 Restricted Stock Plan (the “Restricted Stock Plan”). All of our directors and employees are eligible to participate in our Restricted Stock Plan. The Compensation Committee has authority to determine any vesting schedule, rights of repurchase, and other terms, conditions and restrictions on the common stock awarded under the Restricted Stock Plan, as set forth in the applicable award agreement entered into with each participant. Such terms may include, but are not limited to, acceleration of vesting or termination of rights to repurchase shares upon events such as death or disability of a participant or termination of a participant’s employment or term of Board service. A participant to whom an award is made will generally have all the rights of a stockholder with respect to such shares, including the right to vote and to receive dividends, except as set forth in the applicable award agreement. Prior to the beginning of each fiscal year, the Compensation Committee establishes performance goals for the fiscal year, which must be satisfied before any awards may be granted under the Restricted Stock Plan. Notwithstanding the non-satisfaction of such performance goals, the Board may, in its discretion, make awards of restricted stock under the Restricted Stock Plan.

•	Stock Option Plans. In general, our stock option grants have a ten-year term and have an exercise price equal to the fair market value per share of common stock on the day prior to the date of the grant. Stock options generally vest ratably over four years. The number of option shares granted to the executive officers has traditionally been based on each executive officer’s total cash compensation for the preceding year as well as the individual’s contribution to our financial performance and strategic initiatives. Executive officers are eligible to participate in our stock option plans and the Compensation Committee may grant stock options to the executive officers at its discretion. However, with the adoption of the Restricted Stock Plan in November 2003, the Compensation Committee seeks to incentivize the executive officers primarily through restricted stock awards as opposed to stock option grants.

The Compensation Committee believes that the components of our long-term incentive compensation provide an incentive to achieve our long-term strategic goals by aligning the financial interests of the executive officers with those of our stockholders.

Compensation Committee Interlocks and Insider Participation

During fiscal 2004, none of our executive officers served as a member of the compensation or similar committee or as a member of the board of directors of any other entity of which an executive officer served on our Compensation Committee or our Board of Directors. Please refer to the section of the proxy statement titled “Corporate Governance – Director Independence and Related Matters” for information regarding certain relationships between members of our Compensation Committee and the company.

Chief Executive Officer’s Compensation

In keeping with the general compensation philosophy outlined above, our Chief Executive Officer’s base salary was established to place emphasis on incentive compensation while remaining competitive with others in our industry. The Compensation Committee reviewed measures of individual performance to determine the bonus portion of his annual compensation. Our Chief Executive Officer is subject to the same profit sharing plan as the other executive officers and employees. In determining Mr. Hultgren’s compensation, the Compensation Committee considered Mr. Hultgren’s performance, his compensation history and other subjective factors in light of our financial results over the last completed fiscal year. The Compensation Committee believes that the total compensation package is commensurate with the compensation paid to the chief executive officers of corporations in similar lines of business after adjustment to compensate for differences in the size, business mix and geographic area of the companies reviewed.

Internal Revenue Code Section 162(m) Compliance

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits our ability to deduct the cost of certain annual compensation in excess of $1,000,000 paid to individuals required to be named in the summary compensation table in proxy statements of public companies. This limitation did not result in the loss of any significant portion of the potential tax deduction to us for fiscal 2004. However, the Compensation Committee believes it is important to balance the effectiveness of executive compensation plans with the materiality of potentially reduced tax deductions. Accordingly, the Compensation Committee may authorize payments that may not be fully deductible if the Compensation Committee believes it is in our best interest to do so.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Frederick R. Meyer, Chairman
Brodie L. Cobb
Ronald W. Haddock

AUDIT COMMITTEE REPORT

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee submits the following report:

Our Audit Committee is responsible for providing independent, objective oversight of the company’s accounting functions and internal controls. The Audit Committee is composed of three non-employee directors, each of whom is “independent,” as independence is defined for audit committee members in the NYSE’s listing standards. The Audit Committee acts under a written charter adopted and approved by the Board.

Management is responsible for the company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon.

The responsibilities of the Audit Committee include appointing an accounting firm to be engaged as our independent accountants. Additionally, and as appropriate, the Audit Committee reviews, evaluates, discusses and consults with our management, our internal audit personnel and the independent accountants the following:

•	the plan for, and the independent accountants’ report on, each audit of our financial statements;

•	regulatory matters that may have a material impact on our financial statements and our compliance policies; and

•	the appropriateness of our accounting policies, changes in accounting principles and their impact on our financial statements.

Financial Expert

Our Board of Directors has determined that Jon L. Mosle, Jr. is an “audit committee financial expert,” as defined by the SEC.

Review of 2004 Financial Statements

The Audit Committee met with management to review and discuss the June 25, 2004 consolidated financial statements and discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended by Statement of Auditing Standards No. 89, “Audit Adjustments,” and No. 90, “Audit Committee Communications.” The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and discussed with the independent accountants their firm’s independence.

Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended, and the Board approved, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended June 25, 2004, filed with the SEC.

Fees Paid to Independent Accountants

The following table presents fees for professional audit services performed by PricewaterhouseCoopers LLP for the audit of our annual consolidated financial statements for the years ended June 25, 2004 and June 27, 2003 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods. Certain amounts for fiscal 2003 have been reclassified to conform to the fiscal 2004 presentation.

	Fiscal Year Ended June 25, 2004	Fiscal Year Ended June 27, 2003
Audit Fees[1]	$471,600	$444,000
Audit-Related Fees[2]	$80,236	$25,000
Tax Fees[3]	$46,590	$32,705
All Other Fees[4]	$1,516	$1,516

[1]	Includes annual audit of consolidated financial statements, review of consolidated financial statements included in our Forms 10-Q, and annual regulatory audits for our broker/dealer and banking subsidiaries.

[2]	Includes audit of our 401(k) plan, review of Form S-8 for the Restricted Stock Plan and Forms 8-K, FDIC internal control review and Sarbanes-Oxley Section 404 readiness assistance.
[3]	Includes fees for tax compliance, tax planning, and tax advice.
[4]	Includes fees for accounting research software.

Pre-Approval of Independent Accountants Services

Pursuant to the Audit Committee’s charter, the Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may delegate authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

All services provided by and all fees paid to PricewaterhouseCoopers LLP in fiscal 2004 were pre-approved by the Audit Committee in accordance with the Audit Committee’s pre-approval policy. None of the services provided in fiscal 2004 were approved pursuant to the de minimus exception provided in Section 10A(i)(1)(B) of the Exchange Act.

Consideration of Non-Audit Services Provided by the Independent Accountants

The Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining the accountants’ independence.

Fiscal 2005 Audit

PricewaterhouseCoopers LLP has been appointed by the Audit Committee as our independent accountants for the year ending June 24, 2005. Such appointment has been approved by our Board of Directors.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Jon L. Mosle, Jr., Chairman
J. Jan Collmer
R. Jan LeCroy

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock for the 60-month period from June 1999 through June 2004, with the cumulative total return of the Wilshire 5000 Index and the Nasdaq Financial Index over the same period. The graph depicts the results of investing $100 in our common stock, the Wilshire 5000 Index and the Nasdaq Financial Index in June 1999, including reinvestment of dividends.

	Cumulative Total Return
	6/99	6/00	6/01	6/02	6/03	6/04
SWS Group, Inc.	100	57.8	35.9	38.2	40.3	31.3

Wilshire 5000	100	109.5	92.7	77.3	78.3	94.9

Nasdaq Financial Index	100	82.8	107.2	119.5	123.2	149.6

INDEPENDENT ACCOUNTANTS

Representatives of PricewaterhouseCoopers LLP, our independent accountants, are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

If you would like to submit a proposal for inclusion in the proxy materials to be distributed in connection with our 2005 annual meeting, you must do so not later than June 8, 2005. To be eligible for inclusion in our 2005 proxy materials, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act. If you intend to submit a proposal from the floor during next year’s annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must provide us with written notice no later than July 23, 2005. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2005 annual meeting.

OTHER MATTERS

At the date of this proxy statement, we know of no other matters, other than those described above, that will be presented for consideration at the annual meeting. If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of SWS Group, Inc. and our stockholders.

You may obtain a copy of our 2004 Annual Report on Form 10-K, including financial statements and schedules required to be filed with the SEC, without charge, by submitting a written request to:

James R. Bowman, Vice President
SWS Group, Inc.
1201 Elm Street, Suite 3500
Dallas, Texas 75270
214-859-1800

If you would like to receive a copy of the Form 10-K prior to the annual meeting, we should receive your request no later than five business days prior to the annual meeting. Our Annual Report on Form 10-K is also available, free of charge, on the SEC’s website at www.sec.gov.

You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be represented at the annual meeting.

By Order of the Board of Directors,
/s/ Allen R. Tubb
Allen R. Tubb
Vice President, General Counsel and Secretary

October 6, 2004

SWS Group, Inc.	Appendix A
Deferred Compensation Plan
Master Plan Document

Effective January 1, 2005

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-i-

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-ii-

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-iii-

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SWS GROUP, INC.

DEFERRED COMPENSATION PLAN

Effective January 1, 2005

Purpose

The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of SWS Group, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

ARTICLE 1

Definitions

For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1	“Account Balance” shall mean, with respect to a Participant, an entry on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, and (iii) the Company Matching Account balance. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2	“Affiliate” shall mean any (a) corporation other than the Company (i.e., either a subsidiary corporation or an affiliate or associated corporation of the Company), which together with the Company is a member of a “controlled group of corporations” within the meaning of Section 414(b) of the Code, (b) organization that is under “common control” with the Company determined under Section 414(c) of the Code, or (c) organization which together with the Company is a member of than “affiliated service group” within the meaning of Section 414(m) of the Code.

1.3	“Annual Deferral Amount” shall mean that portion of a Participant’s Base Salary, Bonus and Commissions that a Participant defers in accordance with Article 3 for any one Plan Year, without regard to whether such amounts are withheld and credited during such Plan Year. In the event of a Participant’s Retirement, Disability, death or Termination of Employment prior to the end of a Plan Year, such year’s Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.4	“Annual Installment Method” shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the Participant’s vested Account Balance shall be calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Committee in its sole discretion, and (ii) for remaining annual installments, the Participant’s vested Account Balance shall be calculated on or around the first business day of each Plan Year following the Plan Year in which the Participant’s Benefit Distribution Date occurs. Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the

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Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method for the Retirement Benefit, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition.

1.5	“Base Salary” shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, Bonuses, Commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee’s gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant’s gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.6	“Beneficiary” shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 10, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7	“Beneficiary Designation Form” shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.8	“Benefit Distribution Date” shall mean the date that triggers distribution of a Participant’s vested Account Balance. Subject to Section 17.18, a Participant’s Benefit Distribution Date shall be determined upon the occurrence of any one of the following:

(a)	If the Participant Retires, his or her Benefit Distribution Date shall be:

(i)	the last day of the six-month period immediately following the date on which the Participant Retires if the Participant is a Key Employee; and

(ii)	the date on which the Participant Retires for all other Participants;

(iii)	provided, however, in the event the Participant changes his or her Retirement Benefit election in accordance with Section 6.2(a), his or her Benefit Distribution Date shall be postponed in accordance with such Section 6.2(a); or

(b)	If the Participant experiences a Termination of Employment, his or her Benefit Distribution Date shall be:

(i)	the last day of the six-month period immediately following the date on which the Participant experiences a Termination of Employment if the Participant is a Key Employee; and

(ii)	the date on which the Participant experiences a Termination of Employment for all other Participants; or

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(c)	The date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant’s death, if the Participant dies prior to the complete distribution of his or her vested Account Balance; or

(d)	The date on which the Participant becomes Disabled; or

(e)	The date on which the Company experiences a Change in Control, as determined by the Committee in its sole discretion, if (i) the Participant has elected to receive a Change in Control Benefit, as set forth in Section 5.1 below, and (ii) if a Change in Control occurs prior to the Participant’s Termination of Employment, Retirement, death or Disability.

1.9	“Board” shall mean the board of directors of the Company.

1.10	“Bonus” shall mean any compensation, in addition to Base Salary and Commissions, earned by a Participant for services rendered during a Plan Year, whether the payment of such compensation is discretionary or under any bonus plan, program or arrangement that is sponsored by an Employer.

1.11	“Change in Control” shall mean the first to occur of any of the following events:

(a)	Any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction;

(b)	Any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company;

(c)	The stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

(d)	The cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (A) at the date of this Plan were directors or (B) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; or

(e)	The acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 20% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company’s outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change

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of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors.

Notwithstanding the foregoing, the Committee shall interpret all provisions relating to a Change in Control, including this definition, in a manner that is consistent with applicable tax law, including but not limited to, guidance issued after the effective date of this Plan.

1.12	“Change in Control Benefit” shall have the meaning set forth in Article 5.

1.13	“Claimant” shall have the meaning set forth in Section 15.1.

1.14	“Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.15	“Commissions” shall mean any commissions paid to an Employee under the Company’s Commission payment schedule, as identified on the Employer payroll system.

1.16	“Committee” shall mean the committee described in Article 13.

1.17	“Company” shall mean SWS Group, Inc., a Delaware corporation and any successors thereto.

1.18	“Company Contribution Account” shall mean (i) the sum of the Participant’s Company Contribution Amounts, plus (ii) amounts credited or debited to the Participant’s Company Contribution Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant’s Company Contribution Account.

1.19	“Company Contribution Amount” shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.20	“Company Matching Account” shall mean (i) the sum of all of a Participant’s Company Matching Amounts, plus (ii) amounts credited or debited to the Participant’s Company Matching Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant’s Company Matching Account.

1.21	“Company Matching Amount” shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.22	“Death Benefit” shall mean the benefit set forth in Article 9.

1.23	“Deduction Limitation” shall mean the limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan, as set forth in Section 17.16.

1.24	“Deferral Account” shall mean (i) the sum of all of a Participant’s Annual Deferral Amounts, plus (ii) amounts credited or debited to the Participant’s Deferral Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.25	“Disability” or “Disabled” shall mean that a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less

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than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Participant’s Employer.

1.26	“Disability Benefit” shall mean the benefit set forth in Article 8.

1.27	“Election Form” shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.28	“Employee” shall mean a person who is an employee of any Employer.

1.29	“Employer(s)” shall mean the Company and/or any of its Affiliates (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.30	“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.31	“Key Employee” shall mean any Participant who the Committee, in its sole discretion, determines is a “key employee” of any Employer, as defined in Code Section 416(i).

1.32	“Participant” shall mean any Employee (i) who is selected to participate in the Plan, (ii) who submits an executed Plan Agreement, Election Form and Beneficiary Designation Form, which are accepted by the Committee, and (iii) whose Plan Agreement has not terminated.

1.33	“Plan” shall mean the SWS Group, Inc. Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.34	“Plan Agreement” shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant’s Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.35	“Plan Year” shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.36	“Retirement”, “Retire(s)” or “Retired” shall mean the separation from service with all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with ten (10) Years of Service.

1.37	“Retirement Benefit” shall mean the benefit set forth in Article 6.

1.38	“Scheduled Distribution” shall mean the distribution set forth in Section 4.1.

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1.39	“Stock” shall mean the common stock of the Company, par value $ 0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

1.40	“Terminate the Plan”, “Termination of the Plan” shall mean the earlier of (A) the date the Plan automatically terminates under Section 12.1, or (B) a determination by an Employer’s board of directors that (i) all of its Participants shall no longer be eligible to participate in the Plan, (ii) all deferral elections for such Participants shall terminate, and (iii) such Participants shall no longer be eligible to receive Company contributions under this Plan.

1.41	“Termination Benefit” shall mean the benefit set forth in Article 7.

1.42	“Termination of Employment” shall mean the separation from service with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.43	“Trust” shall mean one or more trusts established by the Company in accordance with Article 16.

1.44	“Unforeseeable Financial Emergency” shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent of the Participant, (ii) a loss of the Participant’s property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.45	“Years of Service” shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee’s date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

ARTICLE 2

Selection, Enrollment, Eligibility

2.1	Selection by Committee. Participation in the Plan shall be limited to a select group of management or highly compensated Employees, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, those individuals who may actually participate in this Plan.

2.2	Enrollment and Eligibility Requirements; Commencement of Participation.

(a)	As a condition to participation, each selected Employee who is eligible to participate in the Plan effective as of the first day of a Plan Year shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, prior to the first day of such Plan Year, or such other earlier deadline as may be established by the Committee in its sole discretion. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines, in its sole discretion, are necessary.

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(b)	An Employee who first becomes eligible to participate in this Plan after the first day of a Plan Year must complete these requirements within thirty (30) days after he or she first becomes eligible to participate in the Plan, or within such other earlier deadline as may be established by the Committee, in its sole discretion, in order to participate for that Plan Year. In such event, such person’s participation in this Plan shall not commence earlier than the date determined by the Committee pursuant to Section 2.2(c) and such person shall not be permitted to defer under this Plan any portion of his or her Base Salary, Bonus and/or Commissions that are paid with respect to services performed prior to his or her participation commencement date.

(c)	Each Employee who is eligible to participate in the Plan shall commence participation in the Plan on the date that the Committee determines, in its sole discretion, that the Employee has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period. Notwithstanding the foregoing, the Committee shall process such Participant’s deferral election as soon as administratively practicable after such deferral election is submitted to and accepted by the Committee.

(d)	If an Employee fails to meet all requirements contained in this Section 2.2 within the period required, that Employee shall not be eligible to participate in the Plan during such Plan Year.

2.3	Termination of a Participant’s Eligibility. If the Committee determines that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Committee makes such determination, (ii) prevent the Participant from making future deferral elections, and/or (iii) take further action that the Committee deems appropriate. Notwithstanding the foregoing, in the event of a Termination of the Plan in accordance with Section 1.40, the termination of the affected Participants’ eligibility for participation in the Plan shall not be governed by this Section 2.3, but rather shall be governed by Section 1.40 and Section 12.1. In the event that a Participant is no longer eligible to defer compensation under this Plan, the Participant’s Account Balance shall continue to be governed by the terms of this Plan until such time as the Participant’s Account Balance is paid in accordance with the terms of this Plan.

ARTICLE 3

Deferral Commitments/Company Contribution Amounts/

Company Matching Amounts/ Vesting/Crediting/Taxes

3.1	Minimum Deferrals.

(a)	Annual Deferral Amount. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus and/or Commissions in the following minimum amounts for each deferral elected:

Deferral	Minimum Amount
Base Salary, Bonus and/or Commissions	$5,000 aggregate

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If the Committee determines, in its sole discretion, prior to the beginning of a Plan Year that a Participant has made an election for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero. If the Committee determines, in its sole discretion, at any time after the beginning of a Plan Year that a Participant has deferred less than the stated minimum amounts for that Plan Year, any amount credited to the Participant’s Account Balance as the Annual Deferral Amount for that Plan Year shall be distributed to the Participant within 60 days after the last day of the Plan Year in which the Committee determination was made.

(b)	Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2	Maximum Deferral.

(a)	Annual Deferral Amount. For each Plan Year, a Participant may elect to defer (in one percent (1%) increments), as his or her Annual Deferral Amount, Base Salary, Bonus and/or Commissions up to the following maximum percentages for each deferral elected:

Deferral	Maximum Percentage
Base Salary		50%
Bonus		50%
Commissions		50%

For the Plan Year commencing January 1, 2005, a Participant may also defer up to 100% of the portion of his or her Bonus that is not yet earned by the Participant as of the effective date of the Plan, which is attributable to the Company’s fiscal year ending June 24, 2005.

(b)	Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

3.3	Election to Defer; Effect of Election Form.

(a)	First Plan Year. In connection with a Participant’s commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

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(b)	Subsequent Plan Years. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering a new Election Form to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.4	Withholding and Crediting of Annual Deferral Amounts. For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Bonus and/or Commissions portion of the Annual Deferral Amount shall be withheld at the time the Bonus or Commissions are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to a Participant’s Deferral Account at the time such amounts would otherwise have been paid to the Participant.

3.5	Company Contribution Amount.

(a)	For each Plan Year, an Employer may be required to credit amounts to a Participant’s Company Contribution Account in accordance with employment or other agreements entered into between the Participant and the Employer. Such amounts shall be credited on the date or dates prescribed by such agreements.

(b)	For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant’s Company Contribution Account under this Plan, which amount shall be for that Participant the Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. The Company Contribution Amount described in this Section 3.5(b), if any, shall be credited on a date or dates to be determined by the Committee, in its sole discretion.

3.6	Company Matching Amount. For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant’s Company Matching Account under this Plan, which amount shall be for that Participant the Company Matching Amount for that Plan Year. If an Employer determines that it shall provide a Company Matching Amount to a Participant for a Plan Year, the Employer shall announce to the Participant the amount it will credit, or the method for determining such amount, prior to the beginning of the Plan Year to which the Company Matching Amount relates. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Matching Amount for that Plan Year. The Company Matching Amount, if any, shall be credited on a date or dates to be determined by the Committee, in its sole discretion. A Participant’s Company Matching Amounts shall automatically be allocated to the SWS Group, Inc. Stock Unit Fund as provided under Section 3.9(c).

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Master Plan Document

3.7	Crediting of Amounts after Benefit Distribution. Notwithstanding any provision in this Plan to the contrary, should the complete distribution of a Participant’s vested Account Balance occur prior to the date on which any portion of (i) the Annual Deferral Amount that a Participant has elected to defer in accordance with Section 3.3, (ii) the Company Contribution Amount, or (iii) the Company Matching Amount, would otherwise be credited to the Participant’s Account Balance, such amounts shall not be credited to the Participant’s Account Balance, but shall be paid to the Participant in a manner determined by the Committee, in its sole discretion.

3.8	Vesting.

(a)	A Participant shall at all times be 100% vested in his or her Deferral Account.

(b)	A Participant shall be vested in his or her Company Contribution Account in accordance with the vesting schedule(s) set forth in his or her Plan Agreement, employment agreement or any other agreement entered into between the Participant and his or her Employer. If not addressed in such agreements, a Participant shall vest in each Company Contribution Amount, plus amounts credited and debited on such amount, on each anniversary of the date on which such Company Contribution Amount was credited to the Company Contribution Account, in accordance with the following schedule; provided, however, that the Participant must be in the service of an Employer as an Employee on each such anniversary to receive vesting credit:

Time Elapsed Following Crediting of Company Contribution Amount	Vested Percentage
Less than 1 year	0%
1 year or more, but less than 2	25%
2 years or more, but less than 3	50%
3 years or more, but less than 4	75%
4 years or more	100%

A new vesting schedule shall apply to each Company Contribution Amount credited to the Participant’s Company Contribution Account.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

(c)	A Participant shall be vested in his or her Company Matching Account in accordance with the vesting schedule(s) set forth in his or her Plan Agreement, employment agreement or any other agreement entered into between the Participant and his or her Employer. If not addressed in such agreements, a Participant shall vest in each Company Matching Amount, plus amounts credited and debited on such amount, on each anniversary of the date on which such Company Matching Amount was credited to the Company Matching Account, in accordance with the following schedule; provided, however, that the Participant must be in the service of an Employer as an Employee on each such anniversary to receive vesting credit:

Time Elapsed Following Crediting of Company Matching Amount	Vested Percentage
Less than 1 year	0%
1 year or more, but less than 2	25%
2 years or more, but less than 3	50%
3 years or more, but less than 4	75%
4 years or more	100%

A new vesting schedule shall apply to each Company Matching Amount credited to the Participant’s Company Matching Account.

(d)	Notwithstanding anything to the contrary contained in this Section 3.8, upon a Participant’s Retirement, death while employed by an Employer, or Disability, a Participant’s Company Contribution Account and Company Matching Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

3.9	Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant’s Account Balance in accordance with the following rules:

(a)	Measurement Funds. Subject to the restrictions found in Section 3.9(c) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the “Measurement Funds”), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change, or if necessary to comply with applicable tax law, including but not limited to guidance issued after the effective date of this Plan, such other date designated by the Committee, in its sole discretion.

(b)	Election of Measurement Funds. Subject to the restrictions found in Section 3.9(c) below, a Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.9(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant’s Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Section 3.9(c) below, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

(c)	SWS Group, Inc. Stock Unit Fund.

(i)	A Participant’s Company Matching Account will be automatically and irrevocably allocated to the SWS Group, Inc. Stock Unit Fund Measurement Fund. Participants may not select any other Measurement Fund to be used to determine the amounts to be credited or debited to their Company Matching Account. Additionally, a Participant may elect to irrevocably allocate any portion of his or her future Annual Deferral Amounts to the SWS Group, Inc. Stock Unit Fund. Amounts allocated to the SWS Group, Inc. Stock Unit Fund cannot be re-allocated to any other Measurement Fund and shall only be distributable in actual shares of Stock.

(ii)	Shares under the SWS Group, Inc. Stock Unit Fund credited or debited to a Participant’s Company Matching Account and, as applicable, a Participant’s Deferred Account may be made available from Stock held by the Company in its treasury, Stock purchased on the open market or Stock that is newly issued. Subject to adjustment as provided in Section 3.9(c)(iv), the maximum number of shares of Stock that may be allocated under the Plan is 250,000 shares.

(iii)	Any stock dividends, cash dividends or other non-cash dividends that would have been payable on the Stock credited to a Participant’s Account Balance shall be credited to the Participant’s Account Balance in the form of additional shares of Stock and shall automatically and irrevocably be deemed to be re-invested in the SWS Group, Inc. Stock Unit Fund until such amounts are distributed to the Participant. The number of shares credited to the Participant for a particular stock dividend shall be equal to (a) the number of shares of Stock credited to the Participant’s Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the number of additional or fractional shares of Stock actually paid as a dividend in respect of each share of Stock. The number of shares credited to the Participant for a particular cash dividend or other non-cash dividend shall be equal to (a) the number of shares of Stock credited to the Participant’s Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the fair market value of the dividend, divided by (c) the “fair market value” of the Stock on the payment date for such dividend.

(iv)	The number of shares of Stock credited to the Participant’s Account Balance may be adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of Participants’ rights with respect to the portion of his or her Account Balance allocated to the SWS Group, Inc. Stock Unit Fund in the event of any reorganization, reclassification, stock split, or other unusual corporate transaction or event which affects the value of the Stock, provided that any such adjustment shall be made taking into account any crediting of shares of Stock to the Participant under Section 3.9.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

(v)	For purposes of this Section 3.9(c), the fair market value of the Stock shall be the mean of the highest and lowest prices per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported.

(vi)	Notwithstanding anything to the contrary contained in this Section 3.9, the Committee may, in its sole discretion, disallow or delay any transfer which is made during a period in which the Participant is prohibited (by Company policy or otherwise) from acquiring the Company’s equity securities.

(d)	Proportionate Allocation. In making any election described in Section 3.9(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance or Measurement Fund, as applicable, to be allocated/reallocated.

(e)	Crediting or Debiting Method. The performance of each Measurement Fund (either positive or negative) will be determined on a daily basis based on the manner in which such Participant’s Account Balance has been hypothetically allocated among the Measurement Funds by the Participant. Such Measurement Fund performance shall be credited or debited to a Participant’s Deferral Account, Company Matching Account or Company Contribution Account, As applicable.

(f)	No Actual Investment. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant’s election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant’s Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant’s Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.10	FICA and Other Taxes.

(a)	Annual Deferral Amounts. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant’s Employer(s) shall withhold from that portion of the Participant’s Base Salary, Bonus and/or Commissions that is not being deferred, in a manner determined by the Employer(s), the Participant’s share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.10.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

(b)	Company Matching Account and Company Contribution Account. When a Participant becomes vested in a portion of his or her Company Matching Account and/or Company Contribution Account, the Participant’s Employer(s) shall withhold from that portion of the Participant’s Base Salary, Bonus and/or Commissions that is not deferred, in a manner determined by the Employer(s), the Participant’s share of FICA and other employment taxes on such portion of his or her Company Matching Account and/or Company Contribution Account. If necessary, the Committee may reduce the vested portion of the Participant’s Company Matching Account or Company Contribution Account, as applicable, in order to comply with this Section 3.10.

(c)	Distributions. The Participant’s Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

ARTICLE 4

Scheduled Distribution; Unforeseeable Financial Emergencies

4.1	Scheduled Distribution. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a Scheduled Distribution, in the form of a lump sum payment, from the Plan with respect to all or a portion of the Annual Deferral Amount. The Scheduled Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount the Participant elected to have distributed as a Scheduled Distribution, plus amounts credited or debited in the manner provided in Section 3.9 above on that amount, calculated as of the close of business on or around the date on which the Scheduled Distribution becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each Scheduled Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least four (4) Plan Years after the end of the Plan Year to which the Participant’s deferral election described in Section 3.3 relates. By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts that are earned in the Plan Year commencing January 1, 2005, the Scheduled Distribution would become payable during a sixty (60) day period commencing January 1, 2010.

4.2	Postponing Scheduled Distributions. A Participant may make a one time election to postpone a Scheduled Distribution described in Section 4.1 above, and have such amount paid out during a sixty (60) day period commencing immediately after an allowable alternative distribution date designated by the Participant in accordance with this Section 4.2. In order to make this election, the Participant must submit a new Scheduled Distribution Election Form to the Committee in accordance with the following criteria:

(a)	Such Scheduled Distribution Election Form must be submitted to and accepted by the Committee in its sole discretion at least twelve (12) months prior to the Participant’s previously designated Scheduled Distribution Date;

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

(b)	The new Scheduled Distribution date selected by the Participant must be the first day of a Plan Year, and must be at least five (5) years after the previously designated Scheduled Distribution Date; and

(c)	The election of the new Scheduled Distribution date shall have no effect until at least twelve (12) months after the date on which the election is made.

4.3	Other Benefits Take Precedence Over Scheduled Distributions. Should a Benefit Distribution Date occur that triggers a benefit under Articles 5, 6, 7, 8 or 9, any Annual Deferral Amount that is subject to a Scheduled Distribution election under Section 4.1 shall not be paid in accordance with Section 4.1, but shall be paid in accordance with the other applicable Article. Notwithstanding the foregoing, the Committee shall interpret this Section 4.3 in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

4.4	Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.

(a)	If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend deferrals of Base Salary, Bonus and Commissions to the extent deemed necessary by the Committee to satisfy the Unforeseeable Financial Emergency. If suspension of deferrals is not sufficient to satisfy the Participant’s Unforeseeable Financial Emergency, or if suspension of deferrals is not required under applicable tax law, the Participant may further petition the Committee to receive a partial or full payout from the Plan. The Participant shall only receive a payout from the Plan to the extent such payout is deemed necessary by the Committee to satisfy the Participant’s Unforeseeable Financial Emergency, plus amounts reasonably necessary to pay taxes reasonably anticipated as a result of the distribution.

(b)	The payout shall not exceed the lesser of (i) the Participant’s vested Account Balance, calculated as of the close of business on or around the date on which the amount becomes payable, as determined by the Committee in its sole discretion, or (ii) the amount necessary to satisfy the Unforeseeable Financial Emergency, plus amounts reasonably necessary to pay taxes reasonably anticipated as a result of the distribution. Notwithstanding the foregoing, a Participant may not receive a payout from the Plan to the extent that the Unforeseeable Financial Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by suspension of deferrals under this Plan, if the Committee, in its sole discretion, determines that suspension is required by applicable tax law.

(c)	If the Committee, in its sole discretion, approves a Participant’s petition for suspension, the Participant’s deferrals under this Plan shall be suspended as of the date of such approval. If the Committee, in its sole discretion, approves a Participant’s petition for suspension and payout, the Participant’s deferrals under this Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

(d)	Notwithstanding the foregoing, the Committee shall interpret all provisions relating to suspension and/or payout under this Section 4.4 in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

ARTICLE 5

Change in Control Benefit

5.1	Change in Control Benefit. A Participant, in connection with his or her commencement of participation in the Plan, shall irrevocably elect on an Election Form whether to (i) receive a Change in Control Benefit following the occurrence of a Change in Control, which shall be equal to the Participant’s vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Committee in its sole discretion, or (ii) to have his or her Account Balance remain in the Plan upon the occurrence of a Change in Control and to have his or her Account Balance remain subject to the terms and conditions of the Plan. If a Participant does not make any election with respect to the payment of the Change in Control Benefit, then such Participant’s Account Balance shall remain in the Plan upon a Change in Control and shall be subject to the terms and conditions of the Plan.

5.2	Payment of Change in Control Benefit. The Change in Control Benefit, if any, shall be paid to the Participant in a lump sum no later than sixty (60) days after the Participant’s Benefit Distribution Date. Notwithstanding the foregoing, the Committee shall interpret all provisions in this Plan relating to a Change in Control Benefit in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

ARTICLE 6

Retirement Benefit

6.1	Retirement Benefit. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Committee in its sole discretion.

6.2	Payment of Retirement Benefit.

(a)	A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to ten (10) years. The Participant may change this election one time by submitting an Election Form to the Committee in accordance with the following criteria:

(i)	Such Election Form must be submitted to and accepted by the Committee in its sole discretion at least twelve (12) months prior to the Participant’s originally scheduled Benefit Distribution Date described in Section 1.8(a); and

(ii)	The first Retirement Benefit payment is delayed at least five (5) years from the Participant’s originally scheduled Benefit Distribution Date described in Section 1.8(a); and

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

(iii)	The election to modify the Retirement Benefit shall have no effect until at least twelve (12) months after the date on which the election is made; and

(iv)	Notwithstanding the foregoing, the Committee shall interpret all provisions relating to changing the Retirement Benefit election under this Section 6.2 in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan. Accordingly, if a Participant’s subsequent Retirement Benefit distribution election would result in the shortening of the length of the Retirement Benefit payment period (e.g., a Participant changes an existing distribution election from annual installments to a lump sum payment; from 10 annual installments to 5 annual installments, etc.), and the Committee determines such election to be inconsistent with applicable tax law, the election shall not be effective.

The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. Notwithstanding the foregoing, if the Participant’s vested Account Balance at the time of his or her Retirement is less than $25,000, the Participant’s entire vested Account Balance shall be paid to the Participant in a lump sum. If a Participant does not make any election with respect to the payment of the Retirement Benefit in connection with his or her commencement of participation in the Plan, then such Participant shall be deemed to have elected to receive the Retirement Benefit in a lump sum.

(b)	The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the Participant’s Benefit Distribution Date. Remaining installments, if any, shall be paid no later than sixty (60) days after the first day of each Plan Year following the Plan Year in which the Participant’s Benefit Distribution Date occurs.

ARTICLE 7

Termination Benefit

7.1	Termination Benefit. A Participant who experiences a Termination of Employment shall receive, as a Termination Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Committee in its sole discretion.

7.2	Payment of Termination Benefit. The Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the Participant’s Benefit Distribution Date.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

ARTICLE 8

Disability Benefit

8.1	Disability Benefit. Upon a Participant’s Disability, the Participant shall receive a Disability Benefit, which shall be equal to the Participant’s vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as selected by the Committee in its sole discretion.

8.2	Payment of Disability Benefit. The Disability Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the Participant’s Benefit Distribution Date.

ARTICLE 9

Death Benefit

9.1	Death Benefit. The Participant’s Beneficiary(ies) shall receive a Death Benefit upon the Participant’s death which will be equal to the Participant’s vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as selected by the Committee in its sole discretion.

9.2	Payment of Death Benefit. The Death Benefit shall be paid to the Participant’s Beneficiary(ies) in a lump sum payment no later than sixty (60) days after the Participant’s Benefit Distribution Date.

ARTICLE 10

Beneficiary Designation

10.1	Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

10.2	Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee’s rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, the Committee may, in its sole discretion, determine that spousal consent is required to be provided in a form designated by the Committee, executed by such Participant’s spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death. Notwithstanding the foregoing, if a Participant is divorced and the Participant’s former spouse is the Beneficiary named by the Participant, the former spouse shall be deemed to have predeceased the Participant and such designation of the former spouse shall be void and the Participant’s benefits remaining under the Plan, with the exception of any portion of the Participant’s benefits under the Plan awarded to the Participant’s former spouse pursuant to a valid court order in connection with a division of property pursuant to divorce, shall be paid Pursuant to Section 10.4 of this Plan as if the Participant had not designated a Beneficiary.

10.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

10.4	No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 10.1, 10.2 and 10.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant’s estate.

10.5	Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant’s Employer to withhold such payments until this matter is resolved to the Committee’s satisfaction.

10.6	Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant’s Plan Agreement shall terminate upon such full payment of benefits.

ARTICLE 11

Leave of Absence

11.1	Paid Leave of Absence. If a Participant is authorized by the Participant’s Employer to take a paid leave of absence from the employment of the Employer, (i) the Participant shall continue to be considered eligible for the benefits provided in Articles 4, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles, and (ii) the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

11.2 Unpaid Leave of Absence. If a Participant is authorized by the Participant’s Employer to take an unpaid leave of absence from the employment of the Employer for any reason, such Participant shall continue to be eligible for the benefits provided in Articles 4, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles. However, the Participant shall be excused from fulfilling his or her Annual Deferral Amount commitment that would otherwise have been withheld during the remainder of the Plan Year in which the unpaid leave of absence is taken. During the unpaid leave of absence, the Participant shall not be allowed to make any additional deferral elections. However, if the Participant returns to employment, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan, provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

ARTICLE 12

Termination of Plan, Amendment or Modification

12.1	Termination of Plan. The Plan shall be effective as of the later of the date that this Plan is approved by the Board or the Shareholders. Unless sooner terminated by action of the Board, the Plan will terminate on December 31, 2014. Although each Employer anticipates that the Plan will continue until the date prescribed above, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time prior to such date. Accordingly, each Employer reserves the right to Terminate the Plan (as defined in Section 1.40). In the event of a Termination of the Plan, the Measurement Funds available to Participants following the Termination of the Plan shall be comparable in number and type to those Measurement Funds available to Participants in the Plan Year preceding the Plan Year in which the Termination of the Plan is effective. Following a Termination of the Plan, Participant Account Balances shall remain in the Plan until the Participant becomes eligible for the benefits provided in Articles 4, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination.

12.2	Amendment. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer. Notwithstanding the foregoing, (i) no amendment or modification shall be effective to decrease the value of a Participant’s vested Account Balance in existence at the time the amendment or modification is made.

12.3	Plan Agreement. Despite the provisions of Sections 12.1 and 12.2 above, if a Participant’s Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant.

12.4	Effect of Payment. The full payment of the Participant’s vested Account Balance under Articles 4, 5, 6, 7, 8, or 9 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan, and the Participant’s Plan Agreement shall terminate.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

ARTICLE 13

Administration

13.1	Committee Duties. Except as otherwise provided in this Article 13, this Plan shall be administered by a Committee, which shall consist of the Board, the Executive Committee, or such other committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

13.2	Administration Upon Change In Control. For purposes of this Plan, the Committee shall be the “Administrator” at all times prior to the occurrence of a Change in Control. Within one hundred and twenty (120) days following a Change in Control, an independent third party “Administrator” may be selected by the individual who, immediately prior to the Change in Control, was the Company’s Chief Executive Officer or, if not so identified, the Company’s highest ranking officer (the “Ex-CEO”), and approved by the Trustee. The Committee, as constituted prior to the Change in Control, shall continue to be the Administrator until the earlier of (i) the date on which such independent third party is selected and approved, or (ii) the expiration of the one hundred and twenty (120) day period following the Change in Control. If an independent third party is not selected within one hundred and twenty (120) days of such Change in Control, the Committee, as described in Section 13.1 above, shall be the Administrator. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to, benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney’s fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

13.3	Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

13.4	Binding Effect of Decisions. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

13.5	Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

13.6	Employer Information. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

ARTICLE 14

Other Benefits and Agreements

14.1	Coordination with Other Benefits. The benefits provided for a Participant and Participant’s Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant’s Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

ARTICLE 15

Claims Procedures

15.1	Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a “Claimant”) may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

15.2	Notification of Decision. The Committee shall consider a Claimant’s claim within a reasonable time, but no later than ninety (90) days (forty five (45) days in the case of a claim for disability benefits) after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim (or in the case of a claim for disability benefits, an extension is necessary for reasons beyond the control of the Plan), written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day (or forty five (45) day) period. In no event shall such extension exceed a period of ninety (90) days (thirty (30) days in the case of a claim for disability benefits which may be further extended for an additional thirty (30) days if the additional extension is due to reasons beyond the control of the Plan) from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

(a)	that the Claimant’s requested determination has been made, and that the claim has been allowed in full; or

(b)	that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant’s requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

(i)	the specific reason(s) for the denial of the claim, or any part of it;

(ii)	specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

(iii)	a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

(iv)	if the claim is a claim for disability benefits, an internal rule, guideline, protocol or other similar criterion which was relied on in connection with the review of the claim and that such internal rule, guideline, protocol or similar criterion may be obtained by the Claimant at the Claimant’s request free of charge;

(v)	if the claim is a claim for disability benefits, and the denial is based on medical necessity or other similar exclusion or limit, Claimant’s right to receive free of charge an explanation of how that exclusion or limit and any related clinical judgments apply to the Claimant’s medical circumstances;

(vi)	an explanation of the claim review procedure set forth in Section 15.3 below; and

(vii)	a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

15.3	Review of a Denied Claim. On or before sixty (60) days (180 days in the case of a claim for disability benefits) after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant’s duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant’s duly authorized representative):

(a)	may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

(b)	may submit written comments or other documents; and/or

(c)	may request a hearing, which the Committee, in its sole discretion, may grant.

15.4	Decision on Review. The Committee shall render its decision on review promptly, and no later than sixty (60) days (forty five (45) days in the case of a claim for disability benefits) after the Committee receives the Claimant’s written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day (or forty five (45) day) period. In no event shall such extension exceed a period of sixty (60) days (forty five (45) days in the case of a disability claim) from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. In the case of a claim for disability benefits, the review on appeal must be made by a different decision-maker from the Committee and the decision-maker cannot give procedural deference to the original decision. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

(a)	specific reasons for the decision;

(b)	specific reference(s) to the pertinent Plan provisions upon which the decision was based;

(c)	a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant’s claim for benefits;

(d)	if the claim is a claim for disability benefits, an internal rule, guideline, protocol or other similar criterion which was relied on in connection with the review of the claim and that such internal rule, guideline, protocol or similar criterion may be obtained by the Claimant at the Claimant’s request free of charge;

(e)	if the claim is a claim for disability benefits, and the denial is based on medical necessity or other similar exclusion or limit, Claimant’s right to receive free of charge an explanation of how that exclusion or limit and any related clinical judgments apply to the Claimant’s medical circumstances; and

(f)	a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a).

15.5	Legal Action. A Claimant’s compliance with the foregoing provisions of this Article 15 is a mandatory prerequisite to a Claimant’s right to commence any legal action with respect to any claim for benefits under this Plan.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

ARTICLE 16

Trust

16.1	Establishment of the Trust. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under the Plan, the Company may establish a trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan, (the “Trust”).

16.2	Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

16.3	Distributions From the Trust. Each Employer’s obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer’s obligations under this Plan.

ARTICLE 17

Miscellaneous

17.1	Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that “is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

17.2	Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer’s assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

17.3	Employer’s Liability. An Employer’s liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

17.4	Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

17.5	Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

17.6	Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

17.7	Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

17.8	Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

17.9	Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Texas without regard to its conflicts of laws principles.

17.10	Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

SWS Group, Inc.
Attn: Director of Human Resources
1201 Elm Street, Suite 3500
Dallas, Texas 75270

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

17.11	Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant’s Employer and its successors and assigns and the Participant and the Participant’s designated Beneficiaries.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

17.12	Spouse’s Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor shall such interest pass under the laws of intestate succession. Notwithstanding the foregoing, if a spouse is awarded all or a portion of the Participant’s benefit under the Plan pursuant to a division of property in connection with a divorce, such spouse’s share of Participant’s benefit shall be her separate property and shall be transferable by the Participant’s former spouse by will or pursuant to the laws of descent and distribution. In order to be effective, notice of such division of the Participant’s benefit under the Plan pursuant to a division of property in connection with divorce must be provided in the form and manner prescribed by the Committee. Any such benefit to which a Participant’s former spouse may be entitled shall be payable to the former spouse under this Plan only at the time payment of the Participant’s benefit commences under the Plan.

17.13	Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

17.14	Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person’s property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant’s Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

17.15	Court Order. The Committee is authorized to comply with any court order in any action in which the Plan or the Committee has been named as a party, including any action involving a determination of the rights or interests in a Participant’s benefits under the Plan. Notwithstanding the foregoing, the Committee shall interpret this provision in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

SWS Group, Inc.

Deferred Compensation Plan

Master Plan Document

17.16	Deduction Limitation on Benefit Payments. An Employer may determine that as a result of the application of the limitation under Code Section 162(m), a distribution payable to a Participant pursuant to this Plan would not be deductible by the Employer if such distribution were made at the time required by the Plan. If an Employer makes such a determination, then the distribution shall not be paid to the Participant until such time as the distribution first becomes deductible. The amount of the distribution shall continue to be adjusted in accordance with Section 3.9 above until it is distributed to the Participant. The amount of the distribution, plus amounts credited or debited thereon, shall be paid to the Participant or his or her Beneficiary (in the event of the Participant’s death) at the earliest possible date, as determined by the Employer, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m).

17.17	Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

17.18	Distributions to Section 16(a) Officers. Notwithstanding any provision in this Plan to the contrary, no distribution shall be made to any Participant who is subject to the requirements of Section 16(a) of the Securities Exchange Act of 1934 during the one-year period following a Change in Control unless such distribution results from the Participant’s Disability or death.

17.19	Obligations to the Company. If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owed to any Employer, then such Employer may offset such amounts owing it against the amount of benefits otherwise distributable.

IN WITNESS WHEREOF, the Company has signed this Plan document as of             , 2004.

SWS GROUP, INC.,
a Delaware corporation

By:
Title:

SWS Group, Inc.

ANNUAL MEETING

November 10, 2004

PROXY

The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders dated October 6, 2004 of SWS Group, Inc. (the “Company”) to be held at Reunion Ballrooms A & B at the Hyatt Regency Hotel, 300 Reunion Blvd., Dallas, Texas 75207 at noon, local time, on Wednesday, November 10, 2004; and (ii) appoints Don A. Buchholz and Donald W. Hultgren, with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the meeting and at any adjournment thereof, and the undersigned directs that the shares represented by this Proxy be voted as shown on the reverse side of this card.

Dated: ,2004

(Sign Here)

(Print Name and Title, if applicable)

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If executed by a partnership, this Proxy should be signed by a duly authorized person. Please date, sign and mail this Proxy in the enclosed envelope. No postage is required.

SWS Group, Inc.

ANNUAL MEETING

Continued from other side

November 10, 2004

PROXY

The shares represented by this Proxy, when properly executed, will be voted in the manner described herein by the above executing stockholder.

1.	The election of the following persons to serve on the Board of Directors:

Don A. Buchholz	[ ] FOR	[ ] WITHHOLD AUTHORITY
Donald W. Hultgren	[ ] FOR	[ ] WITHHOLD AUTHORITY
Brodie L. Cobb	[ ] FOR	[ ] WITHHOLD AUTHORITY
J. Jan Collmer	[ ] FOR	[ ] WITHHOLD AUTHORITY
Ronald W. Haddock	[ ] FOR	[ ] WITHHOLD AUTHORITY
R. Jan LeCroy	[ ] FOR	[ ] WITHHOLD AUTHORITY
Frederick R. Meyer	[ ] FOR	[ ] WITHHOLD AUTHORITY
Jon L. Mosle, Jr.	[ ] FOR	[ ] WITHHOLD AUTHORITY

2.	The approval of the SWS Group, Inc. 2005 Deferred Compensation Plan.

[ ] FOR [ ]AGAINST [ ] ABSTAIN

3.	In the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE,

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The above signed stockholder hereby revokes any proxy or proxies heretofore given to vote or act with respect to such common stock and hereby ratifies and confirms all that the proxies appointed herein, their substitutes, or any of them, may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

[    ] I PLAN TO ATTEND THE ANNUAL MEETING AND LUNCHEON